Exhibit 99.1

Evolent Health to Detail Progress on Profitable Organic Growth Strategy at Virtual Investor Day

WASHINGTON, D.C., (September 29, 2020) – Evolent Health, Inc. (NYSE: EVH) (the “Company” or “Evolent”), a health care company that delivers proven clinical and administrative solutions to payers and providers, will host a virtual Investor and Analyst Day today, beginning at 10:00 a.m. ET, at which its senior management will discuss the Company’s progress on its focused strategy to maximize shareholder value, and also provide a number of operational and financial updates.

The Company will discuss its:

•Strategic focus on driving profitable organic growth in the core Services business by addressing critical needs in the health care industry
◦Building on expected 2020 growth for adjusted services revenue of approximately 30% year-over-year and a 15% average organic1 annual growth rate since 2017, Evolent has set a medium-term target of mid-teens annual growth on services revenue2
◦Expanding the client base across both existing and new partners and across both payers and providers
◦Announcing two new provider partners: Physicians Accountable Care of Utah and Tar River Health Alliance (TRHA)

•Continued progress expanding Adjusted EBITDA margins
◦Targeting gross $20-25M SG&A cost reduction in 2021
◦Focused on achieving mid-teens Adjusted EBITDA margin via 200-300 basis points expansion annually from 2021 base
◦Increased scale and ongoing aggressive cost reduction efforts will be key drivers of profitable growth

•Capital structure optimization efforts and rigorous capital allocation
◦Proceeds from divesture to facilitate de-leveraging during 2021
◦Evolent remains focused on maximizing long-term shareholder value through efficient allocation of capital to accelerate its core Services business and as a result has been undergoing a strategic review of health plan assets since 1H 2020

Evolent also noted that it expects to be within previously stated guidance ranges of $258M-272M in Adjusted Revenue and $10M-14M in Adjusted EBITDA for the three months
1 Organic revenue growth excludes the impact of acquired revenue. Calculated through December 31, 2020 (based on midpoint of adjusted services revenue).
2 Excludes revenues from Passport for purposes of calculating 2021 growth rate. Passport represented 23.6% of revenue for the six months ended June 30, 2020.

ending September 30, 2020. The Company also reiterated full year Adjusted Revenue 2020 guidance of $995M-1,035M (with Adjusted Services Revenue of $900M-930M) and Adjusted EBITDA of $32M-38M. Evolent does not provide forward looking guidance for GAAP reported financial measures.

Seth Blackley, Chief Executive Officer (effective October 1, 2020), and Co-Founder of Evolent Health commented, “Evolent is at a critical inflection point in our development and we are fully focused on executing on our strategy to deliver results that will benefit our partners, employees and shareholders. We are already delivering strong, profitable organic growth, and expect to make significant further progress in our core Services business over the coming years. With the announcement of two new partners today, we continue to grow both the number of partners on our platforms and the breadth of our offerings with existing clients. As our business continues to scale, our efficiency efforts are generating even greater margin improvement. Our critical cost-saving solutions are benefiting payers, providers, and most importantly, patients as we strive to improve health care outcomes.”

“Given our deep clinical and operational capabilities, and our scalable technology-driven solutions, we are uniquely positioned to meet the urgent market need to reduce health care costs through value-based care arrangements,” said Frank Williams, Executive Chairman and Co-Founder of Evolent Health. “Our proven track record of driving clinical and financial performance improvements for both payers and providers demonstrates our capabilities and the essential role we can and do play. By continuing to meet our customers’ critical needs, our capabilities and technology will improve outcomes for patients, address critical needs for payers and providers, and enable us to fulfill our significant potential.”

Today's Investor and Analyst Day Presentation

Evolent’s Investor and Analyst Day presentation will be webcast with accompanying presentations from 10:00 a.m. ET to 12:30 p.m. ET. To register for the event and access the live webcast, visit the investor relations section of the company’s website at ir.evolenthealth.com/event-calendar. A replay of the event will be archived on the investor relations section of the company's website following the event.

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Forward-Looking Statements - Cautionary Language

Certain statements made in this press release and in other written or oral statements made by us or on our behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe,” “anticipate,” “expect,” “estimate,” “aim,” “predict,” “potential,” “continue,” “plan,” “project,” “will,” “should,” “shall,” “may,” “might” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to our ability to drive profitable organic growth in our core services business, our ability to achieve organic revenue growth for core services of approximately 30% year-over-year and mid-teens annual growth in services revenue in the medium-term, our ability to expand the client base, our ability to achieve mid-teens adjusted EBITDA margin via 200-300 basis points expansion annually from 2021 base, our ability to achieve targeted SG&A cost reductions in 2021, our expectation of de-leveraging in 2021, our expectation of meeting guidance ranges for the third quarter of 2020 and achieving expected financial results for the year ending

December 31, 2020. We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

These statements are only predictions based on our current expectations and projections about future events. Forward-looking statements involve risks and uncertainties that may cause actual results, level of activity, performance or achievements to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements, include, among others:

•the potential negative impact of the COVID-19 pandemic;
•the economic benefits we expect to receive as a result of the sale of certain assets of Passport may not be realized;
•the significant portion of revenue we derive from our largest partners, and the potential loss, termination or renegotiation of our relationship or contract with any significant partner, or multiple partners in the aggregate;
•the loss of future revenues from Passport;
•the structural change in the market for health care in the United States;
•uncertainty in the health care regulatory framework, including the potential impact of policy changes;
•uncertainty in the public exchange market;
•the uncertain impact of CMS waivers to Medicaid rules and changes in membership and rates;
•the uncertain impact the results of elections may have on health care laws and regulations;
•our ability to effectively manage our growth and maintain an efficient cost structure, and to successfully implement cost cutting measures;
•our ability to offer new and innovative products and services;
•risks related to completed and future acquisitions, investments, alliances and joint ventures, including the acquisition of assets from New Mexico Health Connections, and the acquisitions of Valence Health Inc., excluding Cicerone Health Solutions, Inc., Aldera Holdings, Inc., NCIS Holdings, Inc. (“New Century Health”), and Passport, which may be difficult to integrate, divert management resources, or result in unanticipated costs or dilute our stockholders;
•our ability to consummate opportunities in our pipeline;
•risks relating to our ability to maintain profitability for our total cost of care and New Century Health’s performance-based contracts and products, including capitation and risk-bearing contracts;
•the growth and success of our partners, which is difficult to predict and is subject to factors outside of our control, including governmental funding reductions and other policy changes, enrollment numbers for our partners’ plans (including in Florida), premium pricing reductions, selection bias in at-risk membership and the ability to control and, if necessary, reduce health care costs;
•our ability to attract new partners and successfully capture new growth opportunities;
•the increasing number of risk-sharing arrangements we enter into with our partners;
•our ability to recover the significant upfront costs in our partner relationships;
•our ability to estimate the size of our target markets;
•our ability to maintain and enhance our reputation and brand recognition;
•consolidation in the health care industry;
•competition which could limit our ability to maintain or expand market share within our industry;

•risks related to governmental payer audits and actions, including whistleblower claims;
•our ability to partner with providers due to exclusivity provisions in our contracts;
•restrictions and penalties as a result of privacy and data protection laws;
•adequate protection of our intellectual property, including trademarks;
•any alleged infringement, misappropriation or violation of third-party proprietary rights;
•our use of “open source” software;
•our ability to protect the confidentiality of our trade secrets, know-how and other proprietary information;
•our reliance on third parties and licensed technologies;
•our ability to use, disclose, de-identify or license data and to integrate third-party technologies;
•data loss or corruption due to failures or errors in our systems and service disruptions at our data centers;
•online security risks and breaches or failures of our security measures, including with respect to privacy of health information;
•our reliance on Internet infrastructure, bandwidth providers, data center providers, other third parties and our own systems for providing services to our users;
•our reliance on third-party vendors to host and maintain our technology platform;
•our ability to contain health care costs, implement increases in premium rates on a timely basis, maintain adequate reserves for policy benefits or maintain cost effective provider agreements;
•True Health New Mexico’s ability to enter the individual market;
•the risk of a significant reduction in the enrollment in our health plan;
•our ability to accurately underwrite performance-based risk-bearing contracts;
•risks related to our offshore operations;
•our dependency on our key personnel, and our ability to attract, hire, integrate and retain key personnel;
•the impact of additional goodwill and intangible asset impairments on our results of operations;
•our indebtedness, our ability to service our indebtedness, the impact of covenants in our credit agreement on our business, our ability to access the delayed draw loan under our credit facility and our ability to obtain additional financing;
•our ability to achieve profitability in the future;
•the impact of litigation, including the ongoing class action lawsuit;
•our obligations to make payments to certain of our pre-IPO investors for certain tax benefits we may claim in the future;
•our ability to utilize benefits under the tax receivables agreement described herein;
•our obligations to make payments under the tax receivables agreement that may be accelerated or may exceed the tax benefits we realize;
•the terms of agreements between us and certain of our pre-IPO investors;
•the conditional conversion feature of the 2025 convertible notes, which, if triggered, could require us to settle the 2025 convertible notes in cash;
•the impact of the accounting method for convertible debt securities that may be settled in cash;
•the potential volatility of our Class A common stock price;
•the potential decline of our Class A common stock price if a substantial number of shares are sold or become available for sale;
•provisions in our second amended and restated certificate of incorporation and second amended and restated by-laws and provisions of Delaware law that discourage or prevent strategic transactions, including a takeover of us;
•the ability of certain of our investors to compete with us without restrictions;

•provisions in our second amended and restated certificate of incorporation which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or employees;
•our intention not to pay cash dividends on our Class A common stock; and
•our ability to remediate our material weaknesses and to maintain effective internal control over certain instances of one of our claims processing systems.

The risks included here are not exhaustive. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020, and other documents filed with the SEC include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors.

Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this press release.

About Evolent Health

Evolent Health (NYSE: EVH) delivers proven clinical and administrative solutions that improve whole-person health while making health care simpler and more affordable. Our solutions encompass total cost of care management, specialty care management, and administrative simplification. Evolent serves a national base of leading payers and providers, is the first company to receive the National Committee for Quality Assurance's Population Health Program Accreditation, and is consistently recognized as a top place to work in health care nationally. Learn more about how Evolent is changing the way health care is delivered by visiting evolenthealth.com.

Contacts:

Chelsea Griffin
919.868.8850
Investor Relations
CGriffin@evolenthealth.com
InvestorRelations@evolenthealth.com

Kim Conquest
540.435.2095
Media Relations
KConquest@evolenthealth.com

Evolent Health, Inc.
Guidance Reconciliation
(in thousands, unaudited)

	For the Three Months Ended September 30, 2020	For the Year Ended December 31, 2020
Net loss attributable to common shareholders of Evolent Health, Inc.	$(16,159)	$(316,122)
Less:
Interest income	850	3,462
Interest expense	(6,350)	(25,277)
Income tax expense	—	3,634
Depreciation and amortization expenses	(16,000)	(63,916)
EBITDA	5,341	(234,025)
Less:
Impairment of equity method investments	—	(47,133)
Goodwill impairment	—	(215,100)
Gain from equity method investees	—	24,731
Loss on disposal of assets	—	(6,447)
Change in fair value of contingent consideration and indemnification asset	—	3,062
Other income (expense), net	—	281
Stock-based compensation expense	(3,750)	(14,712)
Severance costs	(500)	(7,000)
Amortization of contract cost assets	(750)	(2,707)
Acquisition-related costs	(1,659)	(4,000)
Adjusted EBITDA	$12,000	$35,000

Evolent Health, Inc. Revenue as Reported
Services revenue	$240,000	$915,000
Premiums	25,000	100,000
Total revenue	265,000	1,015,000
Adjustments	—	$—
Adjusted revenue	$265,000	$1,015,000

The guidance reconciliations provided above reconciles the midpoint of the respective guidance ranges to the most comparable GAAP measure.